PIMCO Funds

Supplement dated July 8, 2011 to the

Strategic Markets Funds Class A, Class B, Class C and Class R Prospectus; and

Strategic Markets Funds Institutional Class, Class P, Administrative Class and Class D Prospectus,

each dated July 31, 2010, as supplemented and revised from time to time

Disclosure relating to the

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

The Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”) previously approved a Plan of Liquidation for the PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (the “Fund”) pursuant to which the Fund suspended sales and was scheduled to be liquidated on or about July 29, 2011. Subsequent to the Board’s approval of the Plan of Liquidation, management reconsidered its initial proposal to liquidate the Fund and proposed that the Board abandon the Plan of Liquidation. Following a determination that abandoning the Plan of Liquidation is advisable and in the best interests of the Fund and its shareholders, the Board approved management’s proposal to abandon the Plan of Liquidation.

Accordingly, the Fund will continue operations past July 29, 2011 and will not be liquidated. Effective immediately, the Fund is reopened for sales of shares to new investors and existing shareholders, including exchanges into the Fund from other funds of the Trust or funds of PIMCO Equity Series.

If you have any questions regarding this supplement, please contact the Trust at 1-888-877-4626.

Investors Should Retain This Supplement For Future Reference

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